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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                              ____________________

                                    FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of

                      The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):  July 29, 1996

                              ____________________

                          EXTENDED STAY AMERICA, INC.

             (Exact name of registrant as specified in its charter)


           DELAWARE                      0-27360               36-3996573
(State or other jurisdiction of      (Commission File        (IRS Employer
incorporation or organization)           Number)           Identification No.)


                            500 E. BROWARD BOULEVARD
                         FT. LAUDERDALE, FLORIDA  33394
              (Address of principal executive offices) (Zip Code)

      Registrant's telephone number, including area code:  (954) 713-1600


                              ____________________



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Item 2.   Acquisition of Assets.

     On July 29, 1996, Extended Stay America, Inc. ("the Company") acquired substantially all of the assets of Kipling Hospitality Enterprise Corporation ("KHEC"), which owned and operated a 145-room Econo Lodge hotel in Lakewood, Colorado. The Company intends to remodel and convert the hotel to the Company's extended stay lodging format. In consideration for this acquisition, the Company issued 200,000 shares of its common stock, par value $.01 per share (the "Common Stock"), and paid an additional $24,500 in cash. The terms of the acquisition, including the number of shares of Common Stock issued as consideration, were determined through arm's-length negotiations, based on past and projected levels of revenue and profitability of the acquired lodging facility and the value of the assets acquired. The acquisition was accounted for using the purchase method of accounting. Copies of the asset purchase agreement and related agreements with respect to this acquisition are filed herewith as Exhibit 2.1 and are incorporated herein by this reference.


Item 7.   Financial Statements and Exhibits.

     (a)  Financial Statements of Business Acquired.
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     The required financial statements of the business acquired are hereby incorporated by reference to the Company's Post-Effective Amendment No. 4 to Form S-1 Registration Statement (No. 333-102) dated July 3, 1996 (the "Registration Statement") under the caption "Kipling Hospitality Enterprise Corporation" appearing on pages F-35 through F-41 of the Prospectus constituting part of the Registration Statement (the "Prospectus").

     (b)  Pro Forma Financial Information.
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     The required pro forma financial information relating to the business acquired is hereby incorporated by reference to the Registration Statement under the caption "Pro Forma Financial Statements of Extended Stay America, Inc. and Subsidiaries and Acquired Companies" appearing on pages F-2 through F-4 of the Prospectus. All references on those pages to the acquisition of the KHEC Facility as "proposed" should be changed to give effect to its consummation.

     (c)  Exhibits.
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     The exhibits to this report are listed in the Exhibit Index set forth elsewhere herein.
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                                   SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                EXTENDED STAY AMERICA, INC.



                                By: /s/ Robert A. Brannon
                                   ---------------------------------
                                    Robert A. Brannon
                                    Senior Vice President and
                                    Chief Financial Officer
Dated: August 12, 1996
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                          EXTENDED STAY AMERICA, INC.
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                                 Exhibit Index
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Exhibit
Number               Description of Exhibit
- -------              ----------------------

   2.1 Agreement to Purchase Hotel dated as of May 1, 1996 and related agreements among ESA Properties, Inc., Kipling Hospitality Enterprise Corporation, and J. Craig McBride (incorporated by reference to
          Exhibit 2.4 to the Company's Report on Form 10-Q for the Quarter ended March 31, 1996).

   2.2 Agreement dated August 12, 1996 by the Company to furnish supplementally copies of omitted schedules.

  99.1    Financial information incorporated by reference.